Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, Dimitri N. Kazarinoff, Chief Executive Officer of XL Fleet Corp., a Delaware corporation (the “Company”), do hereby certify, to his and her knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2020 of the Company (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2021	By:	/s/ Dimitri N. Kazarinoff
Dimitri N. Kazarinoff, Chief Executive Officer (Principal Executive Officer and Principal Financial Officer and Principal Accounting Officer )

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.